UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 21, 2008

NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-11038	41-0857886
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4201 Woodland Road P.O. Box 69 Circle Pines, Minnesota		55014
(Address of Principal Executive Offices)		(Zip Code)

(763) 225-6600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 21, 2008, the Board of Directors of Northern Technologies International Corporation approved a form of indemnification agreement to be entered into with each of NTIC’s current and future directors and officers (each, the “Indemnitee”). The indemnification agreements provide, among other things, subject to the procedures set forth in the indemnification agreements: (i) that NTIC will indemnify the Indemnitee to the fullest extent permitted by NTIC’s Certificate of Incorporation, Bylaws and the Delaware General Corporation Law in the event the Indemnitee was or is a party to or involved with an action, suit or proceeding by reason of the fact that the Indemnitee is or was serving as one of NTIC’s directors or officers; (ii) that NTIC will advance expenses incurred by the Indemnitee in any such proceeding, including attorneys’ fees, to the Indemnitee in advance of the final disposition of the proceeding; (iii) that the rights of the Indemnitees under the indemnification agreements are in addition to any other rights the Indemnitees may have under NTIC’s Certificate of Incorporation, Bylaws, the Delaware General Corporation Law or otherwise; and (iv) for certain exclusions from NTIC’s obligations under the agreements.  Pursuant to the indemnification agreements, NTIC has agreed to refrain from amending NTIC’s Certificate of Incorporation or Bylaws to diminish the Indemnitees’ rights to indemnification under the indemnification agreements. NTIC also has agreed to maintain directors’ and officers’ liability insurance coverage for NTIC’s directors and officers, so long as such insurance is available on a commercially reasonable basis.

The summary of the indemnification agreements set forth above is qualified in its entirety by reference to the full text of the form of indemnification agreement, a copy of which is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 5.03.              Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 21, 2008, the Board of Directors of NTIC approved and adopted amendments to NTIC’s Bylaws, effective immediately, to, among other things, change the notice period and expand the information required to be provided by a stockholder who submits a nomination for election to NTIC’s Board of Directors or other proposal for business to be brought before a meeting of NTIC’s stockholders, other than a proposal properly made pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and included in NTIC’s notice of meeting.  The amendments change the standard advance notice period for stockholder nominations of directors or other proposals to not less than 90 days and not more than 120 days prior to the first anniversary of the preceding year’s annual meeting of stockholders, as compared to the prior advance notice period of not less than 90 days and not more than 120 days prior to the annual meeting of stockholders.  In addition, the amendments require a stockholder who submits a director nomination or other proposal to disclose, among other things, information about the proposed nominee and his or her relationships with the stockholder submitting the nomination, information about any agreements, arrangements or understandings the stockholder may have with the proposed nominee or other parties relating to the nomination or other proposal, and information about the interests that the stockholder has related to NTIC and its shares, including as a result of, among other things, derivative securities, voting arrangements, short positions or other interests.  A stockholder who submits a nomination or proposal is required to update the information previously disclosed as of the record date for the meeting of stockholders.  NTIC’s Board of Directors also made several other more minor amendments to NTIC’s Bylaws, including revisions to update certain provisions to conform with amendments to the Delaware General Corporation Law permitting NTIC to take advantage of technological advances in the conduct of its corporate affairs, including stockholder communications and the conduct of stockholder meetings and Board proceedings.

The summary of the amendments to NTIC’s Bylaws set forth above is qualified in its entirety by reference to the full text of NTIC’s Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 this report and is incorporated herein by reference.

Item 8.01.              Other Events

On November 21, 2008, the Board of Directors of NTIC set the date, time and place for its 2009 annual meeting of stockholders as January 29, 2009 at 4:00 p.m., Central time, at NTIC’s principal executive offices located at 4201 Woodland Road, Circle Pines, Minnesota 55014.  NTIC stockholders of record at the close of business on December 1, 2008 will be entitled to notice of and to vote at the meeting or any adjournment of the meeting.

Also on November 21, 2008, the NTIC Board of Directors nominated the following nine individuals, all of whom are current directors of NTIC, to serve as NTIC’s directors until the next annual meeting of NTIC’s stockholders or until their successors are elected and qualified:  Pierre Chenu, Tilman B. Frank, M.D., Soo-Keong Koh, Donald A. Kubik, Ph.D., Sunggyu Lee, Ph.D., G. Patrick Lynch, Mark M. Mayers, Ramani Narayan, Ph.D. and Mark J. Stone.

The items of business expected to be acted upon at the 2009 annual meeting of NTIC’s stockholders will be the election of directors, two proposed amendments to NTIC’s Certificate of Incorporation and the ratification of the selection of Virchow Krause & Company LLP as NTIC’s independent registered public accounting firm for the fiscal year ending August 31, 2009.  The two proposed amendments to NTIC’s Certificate of Incorporation are: (1) to add a new provision, Article IX, which in accordance with the Delaware General Corporation Law would eliminate the personal liability of a director to NTIC or NTIC’s stockholders for monetary damages for any breach of fiduciary duty by such director as a director of NTIC except under certain circumstances as provided in the Delaware statute; and (2) to amend Article III of NTIC’s Certificate of Incorporation to authorize the Board of Directors to issue NTIC’s currently authorized 10,000 shares of preferred stock from time to time in one or more series, with such rights, preferences and restrictions as shall be fixed by the Board of Directors.

Item 9.01               Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Northern Technologies International Corporation (filed herewith)

10.1	Form of Indemnification Agreement between Northern Technologies International Corporation and each of NTIC’s Directors and Officers (filed herewith)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN TECHNOLOGIES
INTERNATIONAL CORPORATION

By:
Matthew C. Wolsfeld
Chief Financial Officer and Corporate Secretary

Dated: November 24, 2008

NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing
3.1	Amended and Restated Bylaws of Northern Technologies International Corporation	Filed herewith

10.1	Form of Indemnification Agreement between Northern Technologies International Corporation and each of NTIC’s Directors and Officers	Filed herewith